Exhibit 99.2
Q4 '08 Highlights February 24, 2009

Forward-Looking Statements Statements contained in this presentation that relate to future, not past, events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements often can be identified by words such as "expect," "anticipate," "estimates," "intend," "will," "may," "believe," "could," "continue," "future," "outlook," "guidance," the negative of these words or other words of similar meaning and the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause ev3's actual results to be materially different than those expressed in or implied by ev3's forward-looking statements. For ev3, particular uncertainties and risks include, among others, ev3's future operating results and financial performance, fluctuations in foreign currency exchange rates, ev3's ability to implement, fund and achieve sustainable cost savings measures that will better align its operating expenses with its anticipated net sales levels and reallocate resources to better support growth initiatives, the effect of the current global economic crisis, the timing of regulatory approvals and introduction of new products, market acceptance of new products, success of clinical testing, availability of third party reimbursement, impact of competitive products and pricing and changes in the regulatory environment. More detailed information on these and additional factors that could affect ev3's actual results are described in ev3's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Except as required by law, ev3 undertakes no obligation to update publicly its forward-looking statements.

Use of Non-GAAP Financial Measures ev3 uses certain non-GAAP financial measures in this presentation, including "non- GAAP adjusted net income (loss)," "non-GAAP adjusted net earnings (loss) per share," "net sales, excluding atherectomy and research collaboration revenues," and "peripheral vascular net sales, excluding atherectomy." ev3 uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating our operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for ev3's financial results prepared in accordance with GAAP. In addition, investors should note that any non- GAAP financial measures ev3 uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. We have posted a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP financial measures on our website at www.ev3.net.

Q4 '08 Financial Summary Net sales of $106.1 million were up +15% vs. Q4 2007 Product sales of $105.6M were in line with previous guidance of $102-$107M Non-GAAP adjusted net EPS* of $0.08 exceeded the high end of our guidance range by 2 cents Non-GAAP adjusted net income (loss)* improved to income of $7.9 million vs. loss of $(25.0) million in Q4 2007 Net sales, excluding atherectomy and research collaboration revenues*, up +31% vs. Q4 2007 Peripheral vascular segment sales, excluding atherectomy*, up +29% vs. Q4 2007 Peripheral stents up +39% vs. Q4 2007 Neurovascular net sales up +32% vs. Q4 2007 Embolic product sales--which include Axium coils and Onyx--up +36% vs. Q4 2007 International revenue up +41% vs. Q4 2007 SG&A down 26 percentage points as a percent of sales to 50% vs. Q4 2007 Balance sheet is strengthening and we are generating cash Cash and cash equivalents increased $13.7M to $59.7M as of the end of Q4 2008 compared to the end of Q3 2008 Non-cash impairment charges (goodwill and other intangible assets) of $288.8 million *These are non-GAAP financial measures. Non-GAAP adjusted net EPS and non-GAAP adjusted net income excludes amortization, non-cash stock-based compensation, non-cash goodwill and other intangible asset impairment charges and acquired IPR&D. For a reconciliation of ev3's non-GAAP financials, see ev3's website at www.ev3.net.

Actual Results vs. Last Quarter & Year Ago *Fourth quarter 2007 excludes FoxHollow atherectomy sales of approximately $3.9 million for the first four days of the quarter prior to the completion of the merger. **All quarters presented are adjusted for amortization and non-cash stock-based compensation. Q4 2008 and Q4 2007 are also adjusted for non-cash goodwill and other intangible asset impairment charges and acquired IPR&D, respectively. For a reconciliation, see our website at www.ev3.net. Q3 2008 Actual Q4 2007 Actual $000's except EPS Net product sales Gross profit Gross margin Net Loss Earnings (loss) per share Adjusted net income (loss)** Adjusted net earnings (loss) per share** $86,271 $57,200 62.0% $(107,867) $(1.06) $(24,979) $(0.25) $100,018 $68,747 64.2% $3,850 $0.04 Q4 2008 Actual $105,656 $(291,120) $(2.78) $7,948 $0.08 $71,316 67.2% Peripheral vascular (PV) PV, excluding atherectomy Atherectomy* Neurovascular (NV) International Research collaboration % Chg Seq. % Chg YOY $47,964 $20,176 $37,516 $39,465 $469 $45,894 $20,992 $33,132 $36,577 $7,011 $37,056 $20,884 $28,331 $28,058 $5,957 5% -4% 13% 8% NA 29% NA 32% 41% NA 6% 22% 4% 25% $(7,310) $(0.07)

Total Q4 '08 Revenue Growth of 15% Q1 Q2 Q3 Q4 Q4 East 101.3 107.7 107 92.2 106.1 Total Worldwide ev3 ($M) +15% Q1 Q2 Q3 Q4 Q4 East 34.8 35.9 36.6 28 39.4 Total International ($M) +41% Q1 Q2 Q3 Q4 Q4 East 64.1 70.8 66.9 57.9 68.1 Worldwide Peripheral Vascular ($M) +18% Q1 Q2 Q3 Q4 Q4 East 31 30.7 33.1 28.3 37.5 Worldwide Neurovascular ($M) +32% Q4 Q4 Q4 Q4 2007 2008

Q1 Q2 Q3 Q4 East 57 38.7 45.9 59.7 2008 Balance Sheet is Strengthening Cash / Cash Equivalents Cash/cash equivalents increased $13.7M Q4 '08 vs Q3 '08 Inventory days down 11% in Q4 '08 vs Q3 '08 Total debt is minimal at $9.0M 7

Financial Summary: Continuing to Improve Performance Net Product Sales* $86,271 $95,050 $101,509 $100,018 $105,656 Gross Profit $57,200 $67,639 $71,528 $68,747 $71,316 Gross Margin 62.0% 66.8% 66.4% 64.2% 67.2% Net Loss $(107,867) $(9,770) $(27,422) $(7,310) $(291,120) Adjusted net EPS (loss) per diluted share* $(0.25) $0.03 $(0.05) $0.04 $0.08 GAAP EPS (loss) $(1.06) $(0.09) $(0.26) $(0.07) $(2.78) Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 $000's except EPS *Excluding Merck research collaboration revenue of $6M for Q407, $6M for Q108, $6M for Q208, $7M for Q308 and $469K for Q408. **All quarters presented are adjusted for amortization and non-cash stock-based compensation. Q4 2007 is also adjusted for acquired IPR&D. Q2 2008 and Q4 2008 are also adjusted for non-cash goodwill and other intangible asset impairment charges. For a reconciliation, see our website at www.ev3.net. Adjusted net income (loss)* $(24,979) $3,204 $(5,130) $3,850 $7,948

Guidance - As of February 24, 2009 Expect Full-Year 2009 Positive GAAP EPS Revenues: Q1 2009: $95 to $99 million Full-Year 2009: $415 to $430 million Adjusted EPS (loss)1 per diluted share: Q1 2009: $(0.03) to $0.001,2 Full-Year 2009: $0.38 to $0.441,2 Adjusted EPS (loss) guidance is based on weighted average diluted shares outstanding of approximately 105.2 and 105.5 million for Q109 and full-year 2009, respectively, and is adjusted to exclude the impact of amortization expense and non-cash stock-based compensation. These are forward-looking non-GAAP financial measures. For a reconciliation, see our website at www.ev3.net. Q109 GAAP EPS (loss): $(0.12) to $(0.09); Full-Year 2009 GAAP EPS: $0.04 to $0.10 9

2008 % of sales 2007 2009 Goal Business Model Structure - Select P&L Information Sales 100% 100% 100% Gross margin 66% 65% 70% Selling, general & administrative 55% 69% 49% Taxes 0.4% 0.3% 1% Research & development 12% 17% 12% Stock-based comp & amortization 11% 11% 9% Adjusted net income (loss)* 2.3% (22.4%) 10% * Adjusted net income (loss) excludes amortization and non-cash stock-based compensation. For the year ended December 31, 2007, Adjusted net income (loss) also excludes $70.7M of Acquired IPR&D. For the year ended December 31, 2008, Adjusted net includes (loss) also excludes non-cash goodwill and other intangible asset impairment charges of $299.3M. These are non-GAAP financial measures. 10

Pathway to Profitable Growth Long-term profitable revenue growth Improve cost structure Increase sales force productivity Grow international sales Clinical evidence New products 1 2 3 4 5

1. Improve Cost Structure - Continuing Progress Q4 07 Q4 08 East 0.76 0.5 SG&A % of sales R&D % of sales Q4 07 Q4 08 East 0.21 0.1 Additional reductions in COGS and SG&A planned in 2009 Continued focus on improving margins 12

Annualized Net Sales Per Territory Q4'08 up 15% vs. Q4'07 Key Drivers Atherectomy Clinical Specialists Corporate Account penetration Referral Market development DEFINITIVE clinical data Neuro business already > $2M per territory 13 Q4'07 Q2'08 Q4'08 Goal East 1.3 1.5 1.5 2 2. Increase Peripheral Vascular Sales Force Productivity in U.S.

2003 2004 2005 2006 2007 2008 East 30 44 62 81 107 147 3. Continue Strong Momentum in International *Translated to U.S. Dollars at the applicable or estimated foreign exchange rate for the periods presented 14 International Revenue* ($M) 37% CAGR

4. Broad Clinical Trial Initiatives to Support Procedure Adoption

Neurovascular Division

Clinical Name	Clinical Trial Description	Study Timeline
SWIFT	Ischemic stroke flow restoration; Safety: Device-related and procedure-related serious adverse events; Efficacy: Revascularization measured by TIMI score of 2 or 3.	Beginning 2H 2009
RACER	Post-approval study for Axium™ to generate clinical data. Also may be used for Japan submission.	Enrolling

Peripheral Vascular Division

Clinical Name	Clinical Trial Description	Study Timeline
CREATE PAS	Post-approval study for PROTÉGÉ® RX and SpiderFX in carotid arteries.	Enrolling
DURABILITY II	IDE study of single PROTÉGÉ® EverFlex™ Stent (20-200 mm) in long SFA lesions (4-18 cm).	Enrolling
DEFINITIVE™ Ca++	To evaluate SilverHawk® and SpiderFX™ in the treatment of lower extremity (SFA/Popliteal) calcified lesions.	Enrolling
DEFINITIVE™ LE	Post-market non-randomized study of SilverHawk® in the treatment of femoropopliteal and tibial arteries.	Beginning 1H 2009

ev3

Designed to expand clinical evidence, support regulatory clearances and expand product indications

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'07A '08A '09E East 278 402 430 $278M $402M ~$415-$430M 5. New Products Driving Growth Key Drivers Product Revenue Growth* Global PTA Balloon Launch EverCross(tm) .035 NanoCross(tm) .014 ..018 PTA Balloon in 2H '09 Expanded Atherectomy Toolkit RockHawk(tm) and TurboHawk(tm) PowerCross Guidewire Support Catheter (chronic total occlusions) Penetration of AXIUM Coiling System PGLA and Nylon in 1H '09 Apollo Delivery Catheter for Onyx Additional Neuro Access Products Solitaire(tm) stent platform for Aneurysm Bridging *Excluding Merck research collaboration revenue of $6.0M for 2007 and $19.9M for 2008

Upcoming Product Launch:
New AXIUM™ Microfilament Coil Systems

- Enhanced microfilament technology creates lattice effect
  - enabling increased acute occlusion and packing volume
- Designed to accelerate acute and long-term healing
- Two microfilament versions: Axium PGLA co-polymer and Axium Nylon
- Anticipate U.S. and European launch in 1H ’09

AXIUM™ DETACHABLE COIL SYSTEM PGLA

AXIUM™ DETACHABLE COIL SYSTEM Nylon



ev3

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Next Generation PTA Balloons:
EverCross .035 and NanoCross .014

- Innovative beveled tip profiles for best-in-class lesion entry
- Broad range of sizes, including only 200mm length .035 balloon available worldwide
- Access to key markets with significantly improved margins


EVERCROSS™

EverCross CrossTec™ Tip


NANOCROSS™

NanoCross Bevel 360°™ Tip

Full global launch in progress

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IN SUMMARY

Why Invest in ev3

- Broadest product offering in $2B growing global market
  - largest pure-play in endovascular market
- Company refocused in 2008 to achieve future profitability
  - completed FoxHollow integration, developed sharper focus
- Clear roadmap for sustained, profitable growth
  - improved costs, productivity, clinical evidence, new products







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Q4 '08 Highlights February 24, 2009